EXHIBIT A

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT, dated as of February __, 2000, by and among Vaxcel, Inc., a Delaware corporation (the "Company"), and Thomas Clay and Mark Schellenberger, as selling shareholders of Value Plus Marketing, Inc. (the "Sellers").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Sellers own 100% of the shares of common stock of Value Plus Marketing, Inc., a Florida corporation ("Value"); and

         WHEREAS, Value was organized by the Sellers solely for the purpose of combining several of the website assets owned by the Sellers individually as sole proprietors and, accordingly, has no assets and has not engaged in any business as of the date of this Agreement; and

         WHEREAS, at Closing (as hereafter defined) the Sellers will assign certain website assets to Value, as more particularly described in Section 3.1, below; and

         WHEREAS, the Sellers own Shares of Value Common Stock, $.001 par value, in the denominations as set forth opposite the respective names on Schedule I to this Agreement, which shares constitute all of the issued and outstanding shares of capital stock of Value (the "Value Shares"); and

         WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, all of the Value Shares in exchange for the issuance by the Company of an aggregate of 24,000,000 shares (the "Company Shares") of the Company's Common Stock, par value $.001 per share (the "Company Common Stock"), on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                               EXCHANGE OF SHARES

         1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

                  (a) The Company shall issue and deliver to each of the Sellers the number of shares of Company Common Stock set forth opposite such Seller's name set forth on Schedule I hereto; and

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                  (b) Each Seller shall  deliver to the  Company,  the number of
Value shares set forth opposite such Seller's name on Schedule I hereto along with an appropriately executed stock power endorsed in favor of the Company.; and

         1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of the Sellers' counsel, Siegel, Lipman, Dunay & Shepard, LLP, The Plaza - Suite 801, 5355 Town Center Road, Boca Raton, Florida, on or before March_30, 2000 (the "Closing Date") at 10:00 A.M., Eastern time, or at such other time and place as the Company and the Sellers may agree.

                                   ARTICLE II

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         The Company represents and warrants to each of the Sellers that now and/or as of the Closing:

          2.1  Due   Organization   and   Qualification;    Subsidiaries;    Due
               Authorization.


                  (a) The Company and each Subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company and each Subsidiary is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company and its Subsidiaries taken as a whole.

                  (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than those (each, a "Subsidiary" and together, the "Subsidiaries") set forth in Item 2.1 of the Disclosure Schedule of even date herewith, which accompanies this Agreement and is incorporated herein by reference (the "Disclosure Schedule"). Except as set forth in Item 2.1 of the Disclosure Schedule, each Subsidiary is wholly owned by the Company, all the outstanding shares of capital stock of each Subsidiary are owned free and clear of all Liens (as hereinafter defined), there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any Subsidiary to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of any Subsidiary.

                  (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the

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Company in accordance  with its respective  terms,  except as may be affected by
bankruptcy,   insolvency,   moratoria  or  other  similar  laws   affecting  the
enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time and subject to obtaining such consents prior to the Closing as are set forth in Item 2.2 of the Disclosure Schedule, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of the Subsidiaries or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company or any of the Subsidiaries, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company or any of the Subsidiaries is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         2.3 Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 2,000,000 shares of preferred stock, none of which have been issued, and 200,000,000 shares of common stock of which 10,994,656 shares of common stock are issued and outstanding as of the date hereof. All of the outstanding shares of common stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Company Shares, will not be issued in violation of any preemptive right of stockholders. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common stock.

         2.4 Financial Statements. Exhibit 1 to the Disclosure Schedule contains copies of the consolidated balance sheets of the Company at September 30, 1999, and the related statements of operations, stockholders' equity and cash flows for the fiscal quarter and year then ended, including the notes thereto, as reviewed by Tanner & Co., certified public accountants (all such statements being the "Company Financial Statements"). Except as set forth in Item 2.4 of the Disclosure Schedule, the Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent

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throughout all periods presented,  subject to audit  adjustments,  which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

         2.5 Further Financial Matters. Except as set forth in Item 2.5 of the Disclosure Schedule, neither the Company nor any of the Subsidiaries has any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements.

         2.6 Taxes. Except as indicated in Item 2.6 of the Disclosure Schedule, each of the Company and the Subsidiaries has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company or a Subsidiary, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in 2.6 of the Disclosure Schedule, no extension for the filing of any such return or report is currently in effect. Except as indicated in Item 2.6 of the Disclosure Schedule, no tax return or tax return liability of the Company or any Subsidiary has been audited or is presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 2.6 of the Disclosure Statement, neither the Company nor any Subsidiary has given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary for past due Taxes. Except as indicated in Item 2.6 of the Disclosure Statement, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company and each Subsidiary, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Financial Statements.

         2.7      Indebtedness; Contracts; No Defaults.

          (a) Item 2.7 of the Disclosure Schedule sets forth a true, complete and correct

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list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company or any Subsidiary is a party (collectively, the "Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 2.7(a) if it provides for expenditures or receipts of less than $1,000 and has been entered into by the Company or a Subsidiary in the ordinary course of business. The Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Company and the Subsidiaries or which have a material effect thereon. Copies of all such
material  written  Operating   Agreements  have  previously  been  delivered  or
otherwise made available to the Sellers and such copies are true, complete and correct as of the date hereof.

                  (b) Except as disclosed in Item 2.7 of the Disclosure Schedule, neither the Company, any Subsidiary, nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company or any Subsidiary is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or any Subsidiary or, to the knowledge of the Company, any other person or entity. Neither the Company nor any Subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         2.8 Personal Property. Except as set forth in Item 2.8 of the Disclosure Schedule, each of the Company and the Subsidiaries has good and marketable title to all of its tangible personal property and other assets, including, without limitation, all of the assets reflected in the Financial Statements that have not been disposed of in the ordinary course of business, and all such tangible personal property and other assets are free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

         2.9 Real Property. Item 2.9 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company and its Subsidiaries (the "Company Real Property"). Except as set forth in Item 2.9 of the Disclosure Schedule, each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company or a Subsidiary, as the case may be, and to the knowledge of the Company no notice of default or termination under any such lease is outstanding.

         2.10     Compliance with Law.

                  (a) Except as set forth in Item 2.10 of the Disclosure Schedule, neither the Company nor any Subsidiary is conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither the Company nor any

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Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

                  (b) Each of the Company and the Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company or any Subsidiary under any environmental laws.

         2.11  Permits  and  Licenses.  Except  as set forth in Item 2.11 of the
Disclosure Schedule, each of the Company and the Subsidiaries has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. Except as set forth in Item 2.11 of the Disclosure Schedule, as of the date hereof, neither the Company nor any Subsidiary has received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

         2.12 Ordinary Course. Except as set forth in Item 2.12 of the Disclosure Schedule, since December 31, 1999, each of the Company and the Subsidiaries has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course; it being understood and acknowledged that the Company is a publicly reporting shell with no operation.

         2.13 No Adverse Changes. Except as set forth in Item 2.13 of the Disclosure Schedule, since December 31, 1999, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company and the Subsidiaries as reflected in the Financial Statements, (b) any material loss sustained by the Company or any Subsidiary, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's or any Subsidiary's business, or 8 to the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company or any Subsidiary; it being understood and acknowledged that the Company has been substantially reducing its operations for some time.

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         2.14  Litigation.  Except as set  forth in Item 2.14 of the  Disclosure
Schedule,  (a)  there  is  no  claim,  dispute,   action,  suit,  proceeding  or
investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company or any Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12- month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company or any Subsidiary; and (c) neither the Company nor any Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         2.15   Insurance.   The Company and  the Subsidiaries  do not currently
maintain any form of insurance.

         2.16 Certificate of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of the Company and each Subsidiary, and all amendments to each are true, correct and complete. The minute books of the Company and each Subsidiary contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company and each Subsidiary are true, correct and complete.

         2.17 Employee Benefit Plans. Except as set forth in Item 2.17 of the Disclosure Schedule, neither the Company nor any Subsidiary maintains, nor has the Company or any Subsidiary maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company or any Subsidiary, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any Subsidiary or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans").

         2.18 Patents; Trademarks and Intellectual Property Rights. Each of the Company and the Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s), proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating

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to the  foregoing,  and neither the Company nor any Subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

         2.19 Affiliate Transactions. Except as set forth in Item 2.19 of the Disclosure Schedule, neither the Company nor any officer, director or employee of the Company (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

         2.21 Issuance and Cancellation of Shares Involving Affiliates. After giving effect to the exchange of shares set forth herein, the Company shall have 33,994,656 common stock shares issued and outstanding, which number assumes the cancellation of the 4,000,000 shares of common stock described in the next sentence and the issuance of 3,000,000 shares of common stock and an option to purchase 2,000,000 shares of common stock at an exercise price of $.50 per share pursuant to a Form S-8 for consulting services paid in connection with the acquisition of Value. The Company represents that a majority shareholder has consented as part of this transactions described in this Agreement to the cancellation of 4,000,000 shares of common stock owned by such shareholder in exchange for the parties= agreement not to conduct, or in the case of Sellers to not vote their shares in favor of, a reverse split of the common stock of the Company for a period of 24 months after the closing provided for herein. At Closing the parties and such shareholder will execute a separate agreement in the form of Exhibit 2.21 hereto confirming the cancellation of the shareholder=s 4,000,000 shares and the agreement as to the twenty four-month prohibition on a reverse split.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each of the Sellers represents and warrants, jointly and severally to the Company that now and/or as of the Closing:

          3.1  Due   Organization   and   Qualification;    Subsidiaries;    Due
               Authorization.

                  (a) Value was organized as a Florida corporation on May 28, 1999, has never been engaged in any business and at the date of this Agreement has no assets of any kind. The Sellers have conducted the businesses described in the Plan, as that term is defined in Section 3,5, below, as a partnership or sole proprietorship. At Closing, the Sellers shall transfer to Value those business assets set forth in Exhibit 3.1(a) hereto, which assets shall include some, but not all, of the business assets described in the Plan other than
Chattown USA, Cyberlounge.com, Partyhouse.com, Pennypicks.com, and Stockmarketchat.com..

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                  (b) Value and each  Subsidiary of Value is a corporation  duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. Value and each Subsidiary is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Value and its Subsidiaries taken as a whole.

         (c) Value does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than those (each, a "Subsidiary" and together, the "Subsidiaries") set forth in Item 3.1 of the Disclosure Schedule of even date herewith, which accompanies this Agreement and is incorporated herein by reference (the "Disclosure Schedule"). Except as set forth in Item 3.1 of the Disclosure Schedule, each Subsidiary is wholly owned by Value, all the outstanding shares of capital stock of each Subsidiary are owned free and clear of all Liens (as hereinafter defined), there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any Subsidiary to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of any Subsidiary.

         (d) Each of Value and the Sellers has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Each of Value and the Sellers has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of each of Value and the Sellers, enforceable against each of Value and the Sellers in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by each of Value and the Sellers and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of Value or the governing documents of any Seller, if applicable, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Value, any of the Subsidiaries or any Seller is a party or by which Value, any of the Subsidiaries or any Seller or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which Value, any of the Subsidiaries or any Seller or any of their respective assets are subject; (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets of Value or any of the Subsidiaries; (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which Value or any of the Subsidiaries is a party or by which Value or any of the

Subsidiaries or any of their respective assets are bound; or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, Value or any of the Subsidiaries is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         3.3 Capitalization. The authorized capital stock of Value immediately prior to giving effect to the transactions contemplated hereby consists of 1,500 shares of Value Common Stock of which as of the date hereof 1,500 shares of common stock are issued and outstanding. Set forth in Item 3.3 of the Disclosure
Schedule is a list of all Stockholders of Value, setting forth their names, addresses and number of shares owned. All of the outstanding shares of Value Common Stock are, and Value Shares when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to Value Shares, will not be transferred in violation of any rights of third parties. The Value Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Value to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common stock.

          3.4  Financial Statements.  Value has not prepared or presented to the
               Company  any  historical   financial  statements  of  any  nature
               whatsoever.

          3.5  Further Financial Matters.

                  Value has delivered to the Company an undated document, prepared in 1999, entitled AChattown Business Plan@ (the APlan@). The Plan contains forecasted financial information, a description of the businesses conducted by the Sellers as of the date of the Plan, and other information concerning the Sellers and the Internet businesses. The Plan was prepared in anticipation of substantial private or public financing, including a description of existing and planned activities for the businesses to be transferred into Value. Nonetheless, the Plan is intended only as an indication and forecast of Value's business prospects as they may exist on or after Closing, excepting the exclusion of its business plans regarding the following web sites: Chattown USA.com, Cyberlounge.com, Partyhouse.com, Pennypicks.com, and Stockmarketchat.com. Accordingly, the Company must make its own projections of future results and must make its own forecasts and assumptions based upon the exclusion of the above mentioned web sites.

         3.6 Taxes. Except as indicated in Item 3.6 of the Disclosure Schedule, each of Value and the Subsidiaries has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of Value and adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Value or a Subsidiary, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in 3.6 of the Disclosure Schedule, no extension for the filing of any such return or report is currently in effect. Except as indicated in Item 3.6 of the Disclosure Schedule, no tax return or tax return liability of Value or any Subsidiary has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item
3.6 of the Disclosure Schedule, neither Value nor any Subsidiary has given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of Value, threatened, against Value or any Subsidiary for past due Taxes. Except as indicated in Item 3.6 of the Disclosure Statement, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Value and each Subsidiary, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Value and in the Financial Statements.

         3.7      Indebtedness; Contracts; No Defaults.

                  (a) Item 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which Value or any Subsidiary is a party (collectively, the "Value Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than $500 and has been entered into by Value or a Subsidiary in the ordinary course of business. The Value Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of Value and the Subsidiaries or which have a material effect thereon. Copies of all such material written Value Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

                  (b) Except as disclosed in Item 3.7 of the Disclosure Schedule, neither Value, any Subsidiary, nor, to Value's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Value or any Subsidiary is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by Value or any Subsidiary or, to the knowledge of Value, any other person or entity. Neither Value nor any Subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

          3.8 Personal Property. Except as set forth in Item 3.8 of the Disclosure Schedule, each of Value and the Subsidiaries has good and marketable title to all of its tangible personal property and other assets, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

         3.9      Real Property.

                  (a) Item 3.9 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, Value and its Subsidiaries (the "Value Real Property").

                  (b) Except as set forth in Item 3.9 of the Disclosure Statement, each lease to which Value is a party is valid, binding and in full force and effect with respect to Value or a Subsidiary, as the case may be, and, to the knowledge of Value, all other parties thereto; no notice of default or termination under any such lease is outstanding.

         3.10 Compliance with Law. (a) Except as set forth in Item 3.10 of the Disclosure Schedule, neither Value nor any Subsidiary is conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither Value nor any Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

                  (b) Each of Value and the Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Value, threatened against Value or any of the Subsidiaries that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that Value has reason to believe are likely to give rise to any material liability or other obligations of Value or any Subsidiary under any environmental laws.

         3.11 Permits and Licenses. Except as set forth in Item 3.11 of the Disclosure Schedule, each of Value and the Subsidiaries has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. Except as set forth in Item 3.11 of the Disclosure Schedule, as of the date hereof, neither Value nor any Subsidiary has received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

          3.12 Ordinary Course. Except as set forth in Item 3.12 of the Disclosure Schedule, since December 31, 1999, each of Value and the Subsidiaries has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course; it being understood and acknowledged that Value has been substantially reducing its operations for some time.

         3.13 No Adverse Changes. Except as set forth in Item 3.13 of the Disclosure Schedule, since December 31, 1999, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of Value and the Subsidiaries, (b) any material loss sustained by Value or any Subsidiary, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Value's or any Subsidiary's business, or (c) to the best knowledge of Value, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of Value or any Subsidiary; it being understood and acknowledged that Value has been substantially reducing its operations for some time.

         3.14 Litigation. (a) Except as set forth in Item 3.14 of the Disclosure Schedule, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Value, threatened, against or affecting the business of Value or any Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Value, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Value or any Subsidiary; and neither Value nor any Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

          3.15 Insurance. Value and the Subsidiaries do not maintain any insurance.

         3.16 Articles of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of Value and each Subsidiary, and all amendments to each are true, correct and complete. The minute books of Value and each Subsidiary contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of Value and each Subsidiary are true, correct and complete.

          3.17 Employee Benefit Plans. Except as set forth in Item 3.17 of the Disclosure Schedule, neither Value nor any Subsidiary maintains, nor has Value or any Subsidiary maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of Value or any Subsidiary, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with Value, any Subsidiary or any entity required to be aggregated in a controlled group or affiliated service group with Value for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under
Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Value Benefit Plans").

         3.18 Patents; Trademarks and Intellectual Property Rights. Each of Value and the Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and neither Value nor any Subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

         3.19 Subsidiaries. Item 3.19 of the Disclosure Statements sets forth all the Subsidiaries of Value. All the outstanding shares of capital stock of, or other equity interests in, each such subsidiary have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by Value, free and clear of all Liens and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). Each Subsidiary of Value is wholly owned by Value.

         3.20     Purchase for Investment.

                  (a) Each Seller is acquiring the Company Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the Company Shares.

                  (b) Such Seller understands that the Company Shares are not registered under the Securities Act of 1933, as amended (the AAct@) on the ground that the sale and the issuance of securities hereunder are exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein.

         3.21 Investment Experience. Such Seller acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares.

         3.22 Information. The Sellers have carefully reviewed such information as each Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each Seller, they have been furnished all materials that they have requested relating to the Company and the issuance of the Company Shares hereunder, and each Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Sellers. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the Value Shares of the Company Shares.

         3.23 Restricted Securities. Such Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Company Shares must be held indefinitely. Such Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

                                   ARTICLE IV

                                 INDEMNIFICATION

         4.1 Indemnity of Sellers. The Company hereto agrees to defend, indemnify and hold harmless each Seller from and against, and to reimburse each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation, warranty or covenant contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby. Each identified principal shareholder shall execute this Agreement as a condition of closing solely for the purpose of confirming this indemnification agreement.

         4.2 Indemnity of the Company. Each of the Sellers agrees to jointly and severally defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.3      Indemnification Procedure.

         A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                    ARTICLE V

                                   DELIVERIES

         5.1 Items to be delivered to the Sellers prior to or at Closing by the Company.

         (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation; (b) all applicable schedules hereto; (c)all minutes and resolutions of board of director and shareholder meetings in possession of the Company; (d) shareholder list; (e) all financial statements and tax returns in possession of the Company; (f) copies of all SEC filings; (g) resolution from the Company's current directors appointing designees of the Sellers to the Company's Board of Directors; (h) letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section; (i) certificates representing 24,000,000 shares of the Company's $.001 par value common stock issued in the denominations as set forth opposite their respective names on
         Schedule I to this Agreement, duly authorized, validly issued, fully paid for and non-assessable; (j) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the Company Shares; (k) The opinion of the Company's counsel as follows:

                           (1) The Company is duly incorporated and a validly existing corporation in good standing under the laws of the State of Delaware, is duly qualified to carry on its business, and is in good standing in any state in which it does business and is required to qualify;

                           (2) The Company has the requisite power and authority to execute and deliver, and has taken all necessary corporate action to authorize the execution and delivery of, this Agreement and the other documents in the transactions contemplated herein;

                           (3) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated herein will not result in the breach of or violate any term of provision of the articles or by-laws of the Company nor, to the best knowledge of counsel, any contract, agreement, law, rule, regulation, judgment, order, decree or award to which the Company is subject;

                           (4) When issued to the Sellers, the Company Shares shall be duly issued, full-paid and non-assessable;

                           (5)The Agreement has been duly executed and delivered by the Company;

                           (6) The Agreement and all documents delivered pursuant to the terms hereof are valid and binding on the Company and are enforceable in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity. To the best knowledge of counsel, no consent of any party other than the Company, and no consent, license, approval or authorization of, registration or declaration with, any governmental bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

                           (7) The Company's sale and assignment of the Company Shares and the delivery of the Company Shares to Sellers shall vest in Sellers good and valid title to the Company Shares which, to the best knowledge of counsel, shall be free and clear of any lien, encumbrance or adverse claim; and

                           (8) Such other matters that are customary in connection with transactions of this kind.

     The opinion of Company's counsel shall contain such limitations and qualifications as are typically associated with opinion letters delivered in transactions of the nature described in this Agreement.

         (l) And other document reasonably requested by the Sellers.

         5.2 Items to be delivered to the Company prior to or at Closing by Value.

         (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation; (b) all applicable schedules hereto; (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company; (d) shareholder list; (e) all financial statements and tax returns in possession of the Company; (f) certificate of Sellers designating nominees to the Company's Board of Directors; (g) certificates representing 100% of Value Common Stock as set forth opposite their respective names on Schedule I to this
         Agreement, duly authorized, validly issued, fully paid for and non-assessable; (h) copy of the Plan; (k) proof of ownership by Value of the website assets to assigned to Value; (i) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

                  (a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time;

                  (b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

                  (c) That the Parties shall be satisfied with the results of their due diligence and review of the other books and records.

                                   ARTICLE VII

                                   TERMINATION

         7.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

                  (a) The mutual agreement of the Constituent Parties;

                  (b) Any party if:

                           (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

                           (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

                           (iii) The conditions precedence to Closing are not satisfied.

                  (c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         8.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

         8.3 No Broker or Finder. Neither the Company nor the Seller has engaged, nor shall they be liable for, a broker or finder or investment banking fee in connection with this Agreement and the transactions contemplated hereby except as set forth in Item 8.3 of the Disclosure Schedule.

         8.4 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

         8.5 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

    If to the Company:                      If to the Sellers:

    268 West 400 South, Suite 300           Jonathan L. Shepard
    Salt Lake City, Utah 84101              Siegel, Lipman, Denay & Shepard, LLP
    Attention: Richard Surber President     Suite 801 The Plaza
    Tel: (801) 575-8073                     5355 Town Center Road
    Fax: (801) 575-8092                     Boca Raton, Florida 33486-1068
                                            Tel: (561) 368-7700
                                            Fax: (561) 368-9274

         8.6 Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

        8.7 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

       8.8 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

       8.9 Counterparts. This Agreement may be executed in multiple counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       8.10 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

      8.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

Vaxcel, Inc.

By: /s/ Richard Surber
------------------------
Name: Richard Surber
Title: President

Sellers - Shareholders of Value

/s/ Thomas Clay                               /s/ Mark Schellenberger
-----------------------                      ----------------------------
Thomas Clay                                  Mark Schellenberger
3607 East Bay Drive                          250 Radio Road
Bradenton, Florida 34201                     Tuckerton, NJ, 08087

                                   SCHEDULE 1
SCHEDULE 1

Seller's Name and Address Number of Value Shares Number of Company Shares
------------------------- ---------------------- ------------------------



Thomas Clay 12,000,000
---------------------------------




Mark Schellenberger 12,000,000
--------------------------

                               DISCLOSURE SCHEDULE


2.1 Not Applicable - no subsidiaries or other interests
2.2 None
2.4 All financials prepared in accordance with U.S. generally accepted account-ing inciples. The September 30, 1999 Form 10-Q is attached as Exhibit 2.4.

    The Company has accepted consulting services in lieu of a $68,000 loan payment.

2.5  None
2.6  All filings have been made
2.7  None
2.8  None
2.9  None
2.10 None
2.11 None
2.12 None
2.13 No Adverse Changes
2.14 None
2.17 SEC Form S-8 filed with the SEC on April 7, 2000, is attached as Exhibit 2.17.
2.18 None
2.19 A Compensation Agreement with Richard Surber is attached as Exhibit 2.19

     Stock Cancellation Agreement between Vaxcel, Inc. and A-Z Professional Consultants, Inc. is attached as Exhibit 4.